UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012

DELTA PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-16203	84-1060803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

370 17th Street

Suite 4300

Denver, Colorado 80202

Registrant’s telephone number, including area code: (303) 293-9133

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 6, 2012, Delta Petroleum Corporation (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K reporting entry into a Forbearance Agreement, dated July 3, 2012 (the “Forbearance Agreement”), relating to its first lien superpriority priming multi-draw term loan credit facility entered into in December 2011 and subsequently amended (the “DIP Credit Facility”). Under the Forbearance Agreement, the lenders under the DIP Credit Facility (the “DIP Lenders”) agreed, subject to the satisfaction of certain conditions, and provided there are no additional defaults, to forbear from exercising their rights and remedies under the DIP Credit Facility initially until July 16, 2012. Pursuant to a Forbearance Extension Letter, dated August 16, 2012, the forbearance date has been extended to August 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2012

Delta Petroleum Corporation

By:	/s/ R. Seth Bullock
R. Seth Bullock
Treasurer